Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4, 2010

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	April 28, 2010
Signature of Authorized Individual*	Date

Blake Tohana	EVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1,433,189			51,479,427	52,912,616		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS				800,000	800,000		88,320,438
OTHER (ATTACH LIST)	4,267,892			372,817	4,640,709		40,536,266
TRANSFERS (FROM DIP ACCTS)	3,500,000			6,546	3,506,546		67,547,357

TOTAL RECEIPTS	7,767,892			1,179,363	8,947,255		196,494,813

NET PAYROLL	313,974				313,974		3,186,085
PAYROLL TAXES	156,905				156,905		2,010,704
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES							69,166
INSURANCE	478,695				478,695		12,704,188
ADMINISTRATIVE	102,634			6,546	109,180		6,065,597
SELLING
OTHER (ATTACH LIST)	3,768,887				3,768,887		77,430,936

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	1,756,546				1,756,546		18,920,885

PROFESSIONAL FEES	1,418,761				1,418,761		22,985,169
U.S. TRUSTEE QUARTERLY FEES							66,389
COURT COSTS
TOTAL DISBURSEMENTS	7,996,402			6,546	8,002,948		143,439,119

NET CASH FLOW	(228,510)			1,172,817	944,307		53,055,694
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	1,204,679			52,652,244	53,856,923		53,856,923

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)	$8,002,948
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$1,756,546
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$6,246,402

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4, 2010

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(13,839)
Funding from various business units		2,964,017
ATM Revenue net of fees		13,854
Various cash receipts		5,586
GST Refund		6,806
Recovery of HRTV Contributions		404,210
Philadelphia Park Settlement		767,258
TrackNet Reimbursement of bonus payment		120,000
Earned Interest								55
Remington Park Working Capital								304,663
Release of two Remington Park Liens								68,099

OTHER (DISBURSEMENTS)
401K payments/advances		5,131
Employee Travel Expenses		11,202
DIP Loan interest payment		270,391
BMO interest payment		278,847
Contributions to Forest City Joint Venture		3,049,429
Legal costs related to TVG Litigation		153,887

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4 , 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.	Mar 1— Mar 31, 2010	$194,060	Magna Entertainment Corp.	Wire Payment	03/12/2010	$165,000	$29,060	$2,146,375	$197,708
Kramer Levin Naftalis & Frankel LLP	Dec 1— Dec 31, 2009	$56,308	Magna Entertainment Corp.	Wire Payment	03/09/2010	$51,422	$4,886
Kramer Levin Naftalis & Frankel LLP	Jan 1 — Jan 31, 2010	$68,213	Magna Entertainment Corp.	Wire Payment	03/29/2010	$63,895	$4,318	$2686,785	$143,165
Richards Layton & Finger, P.A.	Dec 1— Dec 31, 2009	$104,286	Magna Entertainment Corp.	Wire Payment	03/12/2010	$93,354	$10,932	$481,149	$49,281
Weil, Gotshal & Manges LLP	Nov 1 — Nov 30, 2009	$591,917	Magna Entertainment Corp.	Wire Payment	03/12/2010	$570,578	$21,339	$5,553,836	$157,448
Miller Buckfire & Co., LLC	Nov 1 — Nov 30, 2009	$123,854	Magna Entertainment Corp.	Wire Payment	03/09/2010	$120,000	$3,854
Miller Buckfire & Co., LLC	Dec 1— Dec 31, 2009	$120,705	Magna Entertainment Corp.	Wire Payment	03/12/2010	$120,000	$705	$2,223,145	$168,193
Osler, Hoskin & Harcourt LLP								$1,058,482	$25,131
Alix Partners, LLC								$195,774	$46,249
Blackstone Advisory Services L.P.	Nov 1 — Nov 30, 2009	$122,210	Magna Entertainment Corp.	Wire Payment	03/09/2010	$120,000	$2,210	$1,313,199	$43,526

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4 , 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultants LLC								$1,145,702	$123,237
Fasken Martineau DuMoulin LLP								$161,442	$2,180
The Garden City Group, Inc.								$16,103	$144
Mayer Brown LLP	Jan 1 – Jan 31, 2010	$21,670	Magna Entertainment Corp.	114056	03/26/2010	$21,670		$232,279	$5,341
Young Conaway Stargatt & Taylor, LLP								$67,323	$7,944
Sidley Austin LLP								$4,076,966	$239,609
Davies Ward Phillips & Vineberg LLP								$150,202	$5,204
Shearman & Sterling LLP								$8,683
Illumina Partners Inc.								$100,280	$989
Drinker Biddle & Reath LLP	Jan 1 – Jan 31, 2010	$522	Magna Entertainment Corp.	114053	03/26/2010	$522		$16,198	$712
Pachulski, Stang, Ziehl & Jones LLP	Oct 1 – Oct 31, 2009	$15,016	Magna Entertainment Corp.	Wire Payment	03/29/2010	$9,798	$5,218	$112,700	$22,485

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4, 2010

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising		168,306
Auto and Truck Expense
Bad Debts		3,354
Contributions
Employee Benefits Programs	(707,761)	(276,068)
Insider Compensation*	154,475	1,528,942
Insurance	145,633	1,885,251
Management Fees/Bonuses	(860,809)	(11,537,662)
Office Expense	(14,177)	31,747
Pension & Profit-Sharing Plans
Repairs and Maintenance	18,620	285,048
Rent and Lease Expense	14,868	352,303
Salaries/Commissions/Fees	171,784	3,209,707
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	17,032	629,543
Utilities
Other (attach schedule)	233,745	3,210,739
Total Operating Expenses Before Depreciation	(826,590)	(508,790)
Depreciation/Depletion/Amortization	795,984	10,975,843
Net Profit (Loss) Before Reorganization Items	30,606	(10,467,053)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(577,295)	(928,536)
Interest Expense	2,560,958	33,696,131
Other Expense (attach schedule)	36,016	3,100,502
Net Profit (Loss) Before Reorganization Items	(1,989,073)	(46,335,150)
REORGANIZATION ITEMS
Professional Fees	1,857,016	22,545,652
U.S. Trustee Quarterly Fees	31,561	82,825
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Remington Park	356,532	54,374,542
Other Reorganization Expenses (attach schedule)	18,135	142,712
Total Reorganization Expenses	1,550,180	(31,603,353)
Income Taxes		4,621,440
Net Profit (Loss)	$(3,539,253)	$(19,353,237)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4, 2010

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Expenses
Write Off of Deferred costs		1,812,839
TVG Litigation costs	36,016	1,287,663

Other Operational Expenses

Other Income
ATM Revenues	13,854	318,376
Other Miscellanceous	332	7,051
Millenium Holdback	158,918	158,918
Recovery of HRTV Contribution	404,191	404,191
Sponsorship Revenue		40,000

Other Operating Expenses
Memberships & Subscriptions	3,631	63,366
Audit Fees		(98,410)
Tax Fees	33,167	767,246
Legal Expenses	9,755	418,816
Consulting Fees	27,074	282,434
Shareholder Info	5,412	116,858
Trademarks & Logos	517	12,555
Filing & Lobbying	6,509	156,836
MSI Intercompany Fees	32,868	574,037
Bank Service Charges	16,384	298,608
Recruiting		60,000
Foreign Exchange (Gain) / Loss	98,428	558,393
Other Reorganization Expenses
Air and Ground Travel	135	3,682
Meals		155
Office Expense		35
Insurance Service Fees		24,840
E&Y Bankruptcy Retention Fees		59,000
Property Appraisal & valuation Fees	18,000	55,000

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4, 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,209,885	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	52,652,244
Accounts Receivable (Net)	597,175	539,865
Notes Receivable
Inventories
Prepaid Expenses	1,602,158	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$56,061,462	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,590,586)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,398,340	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,018,161,143	1,023,855,318
TOTAL OTHER ASSETS	$1,018,161,143	$1,023,855,318
TOTAL ASSETS	$1,075,620,945	$1,031,075,906

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	1,253,260
Taxes Payable (refer to FORM MOR-4)
Wages Payable	7,074
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	29,500,000
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	10,882,444	6,269,666
TOTAL POSTPETITION LIABILITIES	$41,642,778	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	241,773,229	216,123,174
Priority Debt
Unsecured Debt	228,413,078	225,537,969
TOTAL PRE-PETITION LIABILITIES	470,186,307	441,661,143

TOTAL LIABILITIES	$511,829,085	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(19,353,237)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$563,791,860	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,075,620,945	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4, 2010

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets

Other Assets
Investments in subsidiaries	513,952,336	523,543,107
Income Taxes Receivable	11,164,208	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	10,142,455	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	(2,741,516)	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(446,353)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	12,403,729	15,335,309
Intercompany Receivable from Magna Racino	517,755	484,635
Intercompany Receivable from Santa Anita Co. Inc.	74,002,382	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,919,325)	(7,106,529)
Intercompany Payable to Pacific Racing	(1,712,725)	(1,406,389)
Intercompany Payable to Bay Meadows	(23,809,872)	(23,818,104)
Intercompany Receivable from Lone Star Park	6,156,303	1,909,994
Intercompany Receivable from Gulfstream Park	104,148,178	105,212,712
Intercompany Receivable from GPRA Training Center	79,881,325	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	32,840,375	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(1,602,019)	(458,456)
Intercompany Receivable from MJC Laurel Park	37,053,582	34,313,644
Intercompany Receivable from MJC Pimlico	19,911,734	13,486,004
Intercompany Receivable from MJC Bowie	793,903	789,365
Intercompany Receivable from Remington Park	—	20,986,871
Intercompany Receivable from Thistledown	16,036,524	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,675,202)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	2,883,825	3,403,680
Intercompany Receivable from MEC Oregon Racing	14,098,541	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,513,468	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,662	115,552
Intercompany Payable to MGE	(21,221,644)	(20,780,578)
Intercompany Receivable from MI Developments	469,215	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,294,918	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,810,158)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(26,311,255)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	6,230	9,330
Intercompany Receivable from Amtote	9,238,164	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 — April 4, 2010

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Audit Accrual	—	471,172
Tax Accrual	325,000	269,166
Group RSP	28,710	38,183
Due to Magna International Inc.	1,039,443	1,109,176
Interest Accrual on Convertible Debentures	4,058,333	3,855,417
Interest Accrual on BMO Loan	34,348	—
Estimated IBNR	7,000	7,000
NTRA Dues	69,041	—
Severance Accrual	139,375	162,619
Legal Accrual	94,105	79,500
FSA Employee Deductions	—	275
ATM Settlement for the Tracks	—	7,344
Consulting Fees	—	9,814
Zurich Claim service fee	—	50,000
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	4,087,089	—
Fex Straw Sale Proceeds	1,000,000	—

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 – April 4, 2010

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	357,954		73,064	121,875	700,367	1,253,260
Wages Payable	7,074					7,074
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	29,500,000					29,500,000
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	10,882,444					10,882,444
Other:
Total Postpetition Debts	40,747,472		73,064	121,875	700,367	41,642,778

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 8 – April 4, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	516,375
+ Amounts billed during the period	87,634
- Amounts collected during the period	6,834
Total Accounts Receivable at the end of the reporting period	597,175

Accounts Receivable Aging
0 - 30 days old	87,634
31 - 60 days old	113,163
61 - 90 days old	78,672
91+ days old	317,706
Total Accounts Receivable	597,175
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	597,175

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X